Kinetics Internet Portfolio
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 51.7%	Shares	Value
Administrative and Support Services - 0.0% (a)
CreditRiskMonitor.com, Inc. (b)	780	$1,763

Aerospace and Defense - 0.0% (a)
Booz Allen Hamilton Holding Corp.	1,400	109,242

Broadcasting (except Internet) - 0.3%
Atlanta Braves Holdings, Inc. - Class A (b)	8,000	377,200
Atlanta Braves Holdings, Inc. - Class C (b)	8,000	341,600
		718,800

Business Support Services - 0.1%
Circle Internet Group, Inc. (b)	1,000	95,410
Fermi, Inc. (b)(c)	6,667	38,935
		134,345

Computer Systems Design and Related Services - 4.7%
CACI International, Inc. - Class A (b)	18,000	9,789,660
Miami International Holdings, Inc. (b)	76,022	2,958,764
		12,748,424

Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.4%
Broadridge Financial Solutions, Inc.	7,200	1,169,856

Data Center Infrastructure - 1.5%
Bolt Data & Energy Inc. (b)(d)	800,000	4,000,000

Data Processing, Hosting, and Related Services - 1.4%
Mastercard, Inc. - Class A	5,000	2,498,300
Verisk Analytics, Inc.	7,000	1,328,250
		3,826,550

Entertainment - 0.1%
IG Port, Inc.	32,200	250,572

Financial Services - 0.1%
Euronext NV (d)	1,600	256,138

Funds, Trusts, and Other Financial Vehicles - 0.4%
Mesabi Trust (c)	37,900	1,193,850

Global Exchanges - 0.0% (a)
Japan Exchange Group, Inc. - ADR (c)	6,200	72,168
NZX Ltd.	1,200	903
		73,071

Media - 0.0% (a)
Nippon Television Holdings, Inc.	200	3,978
Toei Animation Co. Ltd.	7,000	114,458
		118,436

Offices of Real Estate Agents and Brokers - 1.7%
Landbridge Co. LLC - Class A	66,800	4,612,540

Oil and Gas Extraction - 32.9% (e)
Permian Basin Royalty Trust	12,550	270,076
Texas Pacific Land Corp. (f)	189,234	89,802,887
		90,072,963

Other Financial Investment Activities - 0.9%
99GRAYSC (b)(d)	200,000	2,000,000
Bakkt, Inc. (b)(c)	80,000	588,800
		2,588,800

Other Motor Vehicle Dealers - 0.0% (a)
Copart, Inc. (b)	400	13,280

Performing Arts, Spectator Sports, and Related Industries - 0.3%
Madison Square Garden Entertainment Corp. (b)	4,000	235,640
Sphere Entertainment Co. (b)	4,000	469,600
		705,240

Pharmaceutical and Medicine Manufacturing - 1.0%
Galaxy Digital, Inc. - Class A (b)	150,000	2,767,500

Securities and Commodities Exchanges - 2.5%
CME Group, Inc.	4,000	1,181,400
Miami International Holdings Inc. (b)	134,000	5,215,280
Nasdaq, Inc.	2,100	178,269
TXSE Group, Inc. (b)(d)	8,700	200,100
		6,775,049

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.4%
OTC Markets Group, Inc. - Class A	121,300	6,493,189
S&P Global, Inc.	113	48,064
		6,541,253

Technology Services and Software - 1.0%
SB Technology, Inc. (b)(d)	156,886	2,700,008

Web Search Portals, Libraries, Archives, and Other Information Services - 0.0% (a)
CoStar Group, Inc. (b)	200	8,068
TOTAL COMMON STOCKS (Cost $69,749,741)		141,385,748

UNIT INVESTMENT TRUSTS - 46.4%	Shares	Value
Grayscale Bitcoin Mini Trust ETF (b)	428,419	12,848,286
Grayscale Bitcoin Trust ETF (b)(f)	2,141,782	113,000,418
Grayscale Litecoin Trust (b)	4	16
ProShares Ultra Bloomberg Natural Gas (b)	6,329	102,023
ProShares UltraPro QQQ	12,048	502,161
ProShares UltraPro Short QQQ	6,180	497,428
ProShares UltraShort Bloomberg Natural Gas (b)	4,529	98,325
TOTAL UNIT INVESTMENT TRUSTS (Cost $8,146,982)		127,048,657

PREFERRED STOCKS - 0.1%	Shares	Value
Technology - 0.1%
Ripple Labs, Inc. - Preferred A shares, 0.00% (b)(d)	1,875	228,281
TOTAL PREFERRED STOCKS (Cost $300,000)		228,281

TOTAL INVESTMENTS - 98.2% (Cost $78,196,723)		268,662,686
Money Market Deposit Account - 2.3% (g)(h)		6,190,672
Liabilities in Excess of Other Assets - (0.5)%		(1,133,583)
TOTAL NET ASSETS - 100.0%		$273,719,775

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company

(a)	Represents less than 0.05% of net assets.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $1,854,256.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $9,384,527 or 3.4% of net assets as of March 31, 2026.

(e)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(f)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 3.49%.

(h)
All or a portion of this deposit account was purchased using proceeds from securities lending. The fair value of this deposit held from securities lending as of March 31, 2026 is $1,899,377 which represented 0.7% of net assets.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Kinetics Internet Portfolio (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$127,014,222	$5,215,280	$9,156,246	$141,385,748
Unit Investment Trusts	127,048,657	–	–	127,048,657
Preferred Stocks	–	–	228,281	228,281
Total Investments	$254,062,879	$5,215,280	$9,384,527	$268,662,686

Refer to the Schedule of Investments for further disaggregation of investment categories.